                                                                    EXHIBIT 10.6

                                                               EXECUTION VERSION


================================================================================

                                 FIRST AMENDMENT
                                       to
                                CREDIT AGREEMENT
                          Dated as of January 29, 2004

                                      among

                 AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC,
                                as the Borrower,

                      Certain Subsidiaries of the Borrower

                         From Time To Time Party Hereto,

                                 as Guarantors,

                               The Several Lenders

                        from Time to Time Parties Hereto,

                      BEAR STEARNS CORPORATE LENDING INC.,

                              as Syndication Agent,

                                       and

                      BEAR STEARNS CORPORATE LENDING INC.,

                             as Administrative Agent



                            Dated as of May 26, 2004

       BEAR, STEARNS & CO. INC., as Sole Lead Arranger and Sole Bookrunner

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
SECTION 1. DEFINITIONS.....................................................    1

   1.01     Definitions....................................................    1

SECTION 2. AMENDMENTS......................................................    1

   2.01     Amendment of Defined Terms.....................................    1

SECTION 3. CONDITIONS PRECEDENT............................................    1

   3.01     Consent........................................................    1
   3.02     Amendment......................................................    2

SECTION 4. MISCELLANEOUS...................................................    2

   4.01     Execution of this Agreement....................................    2
   4.02     No Waiver; Cumulative Remedies.................................    2
   4.03     Counterparts...................................................    2
   4.04     Integration....................................................    2
   4.05     Ratification...................................................    2
   4.06     Severability...................................................    3
   4.07     GOVERNING LAW..................................................    3
   4.08     Headings.......................................................    3

            This FIRST AMENDMENT dated as of May 26, 2004 (this "Agreement") among AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC, a Delaware limited liability company ("ACEP" or the "Borrower"), THE FOOTHILL GROUP, INC., as Issuing Lender, and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), to the Credit Agreement dated as of January 29, 2004, among the Borrower, certain Subsidiaries of the Borrower from time to time party to such agreement (the "Guarantors"), the Lenders, BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner, BEAR STEARNS CORPORATE LENDING INC., as syndication agent and the Administrative Agent.

                               W I T N E S S E T H

            WHEREAS, the parties hereto wish to amend the Credit Agreement to give effect to the foregoing and to acknowledge the designation of Wells Fargo Foothill, Inc. and its affiliates ("Foothill") as the Issuing Lender, and

            WHEREAS, Foothill has agreed to accept such designation.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             SECTION 1. DEFINITIONS

            1.01 Definitions.

            Except as otherwise expressly provided, capitalized terms used in this Agreement and its exhibits shall have the meanings given in Section 1.1 of the Credit Agreement.

                              SECTION 2. AMENDMENTS

            2.01 Amendment of Defined Terms

            (a) "Issuing Lender" is hereby amended by replacing the definition in its entirety with the following:

            "Issuing Lender": Wells Fargo Foothill, Inc., and any of its affiliates.

                         SECTION 3.CONDITIONS PRECEDENT

            The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

            3.01 Consent.

            The Administrative Agent shall have received, from the Majority Lenders, consents in writing with respect to this Amendment.

            3.02 Amendment.

            The Administrative Agent shall have executed this Agreement and each of the Borrower and the Issuing Lender shall have delivered to the Administrative Agent duly executed counterparts of this Agreement.

                            SECTION 4. MISCELLANEOUS

            4.01 Execution of this Agreement.

            This Agreement is executed and shall be construed as an Amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Agreement forms a part thereof.

            4.02 No Waiver; Cumulative Remedies.

            This Agreement is made in amendment and modification of the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Agreement, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege under this Agreement, the Credit Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            4.03 Counterparts.

            This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with ACEP and the Administrative Agent.

            4.04 Integration.

            This Agreement, the Credit Agreement and the other Loan Documents represent the entire agreement of the Group Members, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or in the other Loan Documents.

            4.05 Ratification.

            Each of the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            4.06 Severability.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            4.08 Headings.

            Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       AMERICAN CASINO & ENTERTAINMENT
                                       PROPERTIES LLC, a Delaware limited
                                       liability company


                                       By:  /s/ Denise Barton
                                            ------------------------------------
                                            Name:  Denise Barton
                                            Title: Senior Vice President, Chief
                                            Financial Officer, Secretary and
                                            Treasurer



                [FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT]

                                       BEAR STEARNS CORPORATE LENDING INC.,
                                       as Administrative Agent


                                       By:  /s/ Steve O'Keefe
                                            ------------------------------------
                                            Name: Steve O'Keefe
                                            Title: Vice President


                [FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT]

                                       WELLS FARGO FOOTHILL, INC., as Issuing
                                       Lender

                                       By:  The Foothill Group, Inc., as Lender


                                       /s/ R. Michael Bohannon
                                       -----------------------------------------
                                       Name: R. Michael Bohannon
                                       Title: Senior Vice President


                [FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT]